Microsoft Word 10.0.5522;77I)       Terms of new or amended securities
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         The Prospectuses and Statement of Additional Information relating to
Goldman Sachs Trust's Goldman Sachs Emerging Markets Debt Fund, as filed with the Securities and Exchange Commission on September 2, 2003 pursuant to Rule 497 under the Securities Act of 1933 (Accession No. 0000950123-03-010011), are incorporated herein by reference.